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                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     I, John J. Sherman, President and Chief Executive Officer of Inergy, L.P. (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (a) The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:  August 9, 2002.
                                           /s/ John J. Sherman
                                           -------------------------------------
                                           John J. Sherman
                                           President and Chief Executive Officer

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